UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 19, 2025
Date of Report (Date of earliest event reported)

URANIUM ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada	001-33706	98-0399476
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 North Shoreline, Ste. 800, Corpus Christi, Texas, U.S.A.		78401
(U.S. corporate headquarters)		(Zip Code)

1830 – 1188 West Georgia Street Vancouver, British Columbia, Canada		V6E 4A2
(Canadian corporate headquarters)		(Zip Code)

(Address of principal executive offices)

(361) 888-8235
(Registrant’s telephone number, including area code)

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock	UEC	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐
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Item 7.01	Regulation FD Disclosure

On February 19, 2025, the Company issued a news release to announce a major operational milestone with the successful processing, drying and drumming of uranium concentrates at the Company’s Irigaray Central Processing Plant (“CPP”) in Wyoming. This follows the initial uranium production from UEC’s Christensen Ranch In-Situ Recovery (“ISR”) operations.

The uranium concentrates produced at the Irigaray CPP will be transported to the ConverDyn Conversion Facility in Metropolis, Illinois.

Amir Adnani, President and CEO, commented:

"We are six months into our phased ramp-up of operations and are excited to reach another milestone on schedule with the dried and drummed uranium concentrates. This marks the culmination of many years of planning and hard work from our entire team and is a testament to their expertise and dedication. UEC’s fully permitted ISR assets provide a cost-efficient foundation for sustainable growth, positioning UEC as a key player in the expanding nuclear energy sector."

Mr. Adnani continued:

"As a debt-free and unhedged uranium producer, UEC has the financial strength and flexibility to advance production in alignment with market conditions. This allows us to scale efficiently and responsibly to meet the increasing demand for domestically sourced uranium. With energy security continuing as a national priority and the White House’s newly established National Energy Dominance Council recognizing uranium as an ‘amazing national asset,’ this milestone represents a meaningful step in fortifying America’s nuclear fuel supply chain. We expect the constrained availability of U.S. origin uranium to drive premium pricing, creating a significant competitive advantage for UEC as the largest and fastest-growing uranium company in the country."

A copy of the news release is attached as Exhibit 99.1 hereto.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit	Description
99.1	News Release dated February 19, 2025.

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

URANIUM ENERGY CORP.
DATE: February 19, 2025.	By:	/s/ Josephine Man
Josephine Man, Chief Financial
Officer, Treasurer and Secretary
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